Exhibit 10.3

PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of August 6, 2003, is delivered pursuant to Section 4.4(a) of the Amended and Restated Pledge and Security Agreement dated March 15, 2002, by the undersigned Grantor and the other Loan Parties from time to time party thereto as Grantors in favor of BNP Paribas, as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.  Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

Pledged Stock

Issuer	Class	Certificate No(s).	Par Value		Number of Shares, Units or Interests
Euramax International Holdings, B.V.	N/A	N/A	EUR	1	18,152

Pledged Debt

Issuer	Description of Debt	Certificate No(s).	Final Maturity	Principal Amount
N/A	N/A	N/A	N/A	N/A

IN WITNESS WHEREOF, the Grantor has caused this Pledge Amendment to be duly executed and delivered by its duly authorized officer on the date first above written.

EURAMAX INTERNATIONAL, INC.

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED
as of the date of this Pledge Amendment
first above written.

BNP Paribas, as Agent

By:	/s/ Cecile Scherer
Name: Cecile Scherer
Title: Director, Merchant Banking Group

By:	/s/ Richard Cushing
Name: Richard Cushing
Title: Director